CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Henlopen Fund hereby certifies, to such officer's knowledge, that the report on Form N-CSR of The Henlopen Fund for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Henlopen Fund.

/s/Michael L. Hershey
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Michael L. Hershey
Chief Executive Officer and
Chief Financial Officer
The Henlopen Fund

Dated:  8-18-03
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A signed original of this written statement required by Section 906 has been provided by The Henlopen Fund and will be retained by The Henlopen Fund and furnished to the SEC or its staff upon request.